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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

        We, the undersigned directors and officers of Budget Group, Inc., do hereby constitute and appoint Robert L. Aprati and Scott R. White, and each or any of them, our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement, or any registration statement for this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        WITNESS, as of this 21st day of August, 1997.

/s/ RONALD D. AGRONIN                           /s/ ALAN D. LIKER
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Ronald D. Agronin                               Alan D. Liker

/s/ JAMES P. CALVANO                            /s/ SANFORD MILLER
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James P. Calvano                                Sanford Miller

/s/ JEFFREY D. CONGDON                          /s/ JEFFREY R. MIRKIN
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Jeffrey D. Congdon                              Jeffrey R. Mirkin

/s/ MARTIN P. GREGOR                            /s/ DR. STEPHEN L. WEBER
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Martin P. Gregor                                Dr. Stephen L. Weber

/s/ JOHN P. KENNEDY
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John P. Kennedy